UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2011

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

107 St. Francis Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2012, BancTrust Financial Group, Inc. (the “Company”) entered into a Modification of Loan Documents to be effective December 30, 2011 (the “Modification”) with the Federal Deposit Insurance Corporation (the “FDIC”), as Receiver of Silverton Bank, National Association.  The Modification amends the Loan Agreement dated October 16, 2007 between the Company and The Bankers Bank, N.A. (whose name was changed to Silverton Bank, N.A.), as modified by (i) a First Amendment to Loan Agreement dated October 28, 2009, (ii) a Second Loan Modification Agreement dated November 10, 2010 and (iii) a Modification of Loan Documents dated April 18, 2011 (collectively, the “Loan Agreement”).

The Loan Agreement governs the loan to the Company in the original principal amount of up to $38,000,000 evidenced by a Promissory Note dated October 16, 2007 from the Company to The Bankers Bank (as amended, the “Note”), which Note is secured by the Company’s common stock in BankTrust, its banking subsidiary.  The Modification also amends the Note.  The current principal balance outstanding under the Note is $20,000,000. The Modification is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Modification extended the date on which the Company is required to make a principal payment of $10,000,000 (the “Principal Payment”) from January 1, 2012 to March 31, 2012; however, if the Company completes an equity raise sufficient to enable it to make the Principal Payment prior to March 31, 2012, and regulatory approval is provided, the Company will have to make the Principal Payment at the time the equity raise is completed.  The Modification also extended the date on which the Company must begin making quarterly principal payments until July 1, 2012.  The interest rate will now remain at one-month LIBOR plus 5.00% until the maturity date of the Note.  The FDIC, as receiver for Silverton Bank, N.A., is the holder of the Note, and the FDIC is required to approve any further renewal or extension of the Note.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Modification of Loan Documents, dated January 5, 2012 and effective December 30, 2011, between the Company and the FDIC, as Receiver of Silverton Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: January 6, 2012	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
10.1	Modification of Loan Documents, dated January 5, 2012 and effective December 30, 2011, between the Company and the FDIC, as Receiver of Silverton Bank, National Association